JOHNSONFAMILY FUNDS, INC.

                         Intermediate Fixed Income Fund

                       Supplement dated March 31, 2003 to
                       Prospectus dated February 28, 2003

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with such prospectus.

Under the caption "Portfolio Manager" on page 6, the language should read as follows:

The day-to-day management of the portfolio of the Fund is conducted by a committee of employees of the Fund's sub-advisor, RNC Capital Management LLC.

Under the heading "Management of the Funds" the description of the investment advisor should read as follows:

INVESTMENT ADVISOR

Johnson Asset Management, Inc. ("JAM") is the investment advisor for the Funds. Located at 555 Main Street, Suite 440, Racine, WI 53403, JAM manages the investments of the Large Cap Value Fund, Small Cap Value Fund and the International Value Fund (but not the Intermediate Fixed Income Fund) and each Fund's business operations under the overall supervision of the Funds' Board of Directors. With respect to the Intermediate Fixed Income Fund, JAM develops the investment program, recommends to the Funds' Board of Directors a sub-advisor to manage the investments of the Intermediate Fixed Income Fund, and monitors the performance of the sub-advisor.

JAM manages the portfolio of securities for each Fund except the Intermediate Fixed Income Fund. As such it selects portfolio securities for investment, purchases and sells securities and places orders for the execution of portfolio transactions.

The remainder of this section will remain the same.


Under the heading "Management of the Funds" the following information is inserted after the section about Distribution Fees:

SUB-ADVISOR

RNC Capital Management LLC ("RNC") is the sub-advisor for the Intermediate Fixed Income Fund. Located at 11601 Wilshire Boulevard, Twenty-Fifth Floor, Los Angeles, CA 90025, RNC selects portfolio securities for investment by the Intermediate Fixed Income Fund, purchases and sells securities for the Intermediate Fixed Income Fund, and places orders for the execution of portfolio transactions.

As compensation for RNC's services, JAM will pay RNC a monthly fee, at an annual rate of 1/12 of .20% of the average daily net assets of the Intermediate Fixed Income Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE